UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 24, 2008
RXI PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
60 Prescott Street, Worcester, MA 01605

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 767-3861
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities
Item 9.01 Financial Statements and Exhibits
Signature
Index to Exhibits
Ex-4.1 Form of Securities Purchase Agreement
Ex-10.1 Placement Agency Agreement, dated June 24, 2008
Ex-99.1 Press Release issued by RXi Pharmaceuticals Corporation on June 24, 2008

Item 3.02 Unregistered Sale of Equity Securities
     On June 24, 2008, RXi Pharmaceuticals Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company issued and sold to certain investors an aggregate of 1,073,299 shares of the Company’s common stock in a private placement at a price of $8.12 per share, resulting in aggregate gross proceeds to the Company of approximately $8.7 million. A copy of the form of Purchase Agreement is attached as Exhibit 4.1 to this report and is incorporated herein by reference.
     The Company has agreed to file a registration statement covering the resale of all shares issued in the private placement. The securities were issued in reliance upon the exemptions from the registration under the Securities Act provided by Regulation D and Section 4(2). The securities were issued directly by the registrant and did not involve a public offering or general solicitation. The investors in the private placement are “Accredited Investors” as that term is defined in Rule 501 of Regulation D.
     In connection with the private placement, on June 24, 2008, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Jeffries & Company, Inc., Natixis Bleichroeder Inc., Broadpoint Securities Group, Inc. and Griffin Securities, Inc. (collectively, the “Placement Agents”) pursuant to which the Company engaged the Placement Agents to act as its excusive agents. As compensation for the Placement Agents’ services, the Placement Agents received an aggregate of $522,911 in commissions. A copy of the Placement Agency Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.
     A copy of the press release issued in connection with the private placement is being filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

4.1	Form of Securities Purchase Agreement

10.1	Placement Agency Agreement, dated June 24, 2008.

99.1	Press Release issued by RXi Pharmaceuticals Corporation on June 24, 2008.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION

Date: June 26, 2008	By:	/s/ Stephen J. DiPalma

Name: Stephen J. DiPalma
Title: Chief Financial Officer

Index to Exhibits
4.1	Form of Securities Purchase Agreement

10.1	Placement Agency Agreement, dated June 24, 2008.

99.1	Press Release issued by RXi Pharmaceuticals Corporation on June 24, 2008.